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                                                                   EXHIBIT 10.30

                           NONRECOURSE PROMISSORY NOTE


$46,580.00                                                     December 22, 1997


         FOR VALUE RECEIVED, the undersigned, Samuel A. McCleery (the "Obligor"), hereby promises to pay to the order of Princeton Video Image, Inc., a New Jersey corporation (the "Holder"), the principal sum of Forty-six Thousand Five Hundred Eighty and 00/100 Dollars ($46,580.00) payable on or before July 31, 2002 (the "Final Payment Date"). The Obligor also promises to pay to the Holder, or order, simple interest on the principal amount hereof at a rate per annum of 8.50% (that is, the Wall Street Journal prime rate in effect on the date hereof), which interest shall be payable at such time as the principal is due hereunder. Interest shall be calculated on the basis of a year of 365 days and for the number of days actually elapsed. Any amounts of interest and principal not paid when due shall bear interest at the rate equal to the lesser of twelve percent (12%) or the maximum rate of interest allowed by applicable law. The payments of principal and interest hereunder shall be made in coin or currency of the United States of America which at the time of payment shall be legal tender therein for the payment of public and private debts. This Note is secured by the pledge of certain shares of Common Stock (the "Pledged Shares") issued by the Holder and held by the Obligor pursuant to a Pledge Agreement (the "Pledge Agreement") executed by the Obligor of even date herewith. The liability of the Obligor to pay this Note is limited to the value of the collateral pledged as security for payment of this Note, as described in this Note and in the Pledge Agreement.

         This Note shall be subject to the following additional terms and conditions:

         1. Prepayment. The Obligor shall have the right at any time to prepay the principal hereof in whole or in part, without premium or penalty, provided that interest on the principal hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently with such prepayment.

         2. Offsets. If at any time the Obligor is in default with respect to any payment of principal or interest thereon, the Holder may, in addition to and not in derogation of any other remedies which the Holder may have, at any time and from time to time, credit against the unpaid principal of this Note and interest thereon any amounts due from the Holder to the Obligor.

         3. No Waiver. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing
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between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.

         4. Place of Payment. All payments of principal of this Note and interest thereon shall be made at the office of the Holder at 15 Princess Road, Lawrenceville, New Jersey 08648 or at such other place as the Holder may from time to time designate in writing.

         5. Waiver of Presentment and Notice of Dishonor. The Obligor and all endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         6. Acceleration of Payment.

                  (a) If and to the extent that, prior to the Final Payment Date, as a result of a merger, consolidation, reorganization, redemption, dividend, buy-back, exchange, distribution or other such similar event, the Obligor receives or becomes entitled to receive cash and/or marketable securities with respect to the Pledged Collateral (as such term is defined in the Pledge Agreement), then the Obligor shall immediately assign such cash and/or marketable securities to the Holder, up to the full value of the unpaid principal and the interest accrued thereon as of the effective date of such assignment. The proceeds of any such assignment shall be applied first to penalties (and other such amounts payable hereunder), then to unpaid interest, and finally to unpaid principal payable hereunder. The Obligor hereby appoints the Holder his attorney-in-fact for purposes of the execution of any documents or the taking of any other acts necessary to effect such assignment.

                  (b) Further, the entire unpaid principal amount of this Note, together with all accrued interest thereon, shall forthwith become and be due and payable upon the earlier of: (i) the first anniversary of the date on which all of the Pledged Shares become freely transferrable under applicable Federal and State securities laws and under any underwriter lock-up agreement or similar agreement restricting sale of the Pledged Shares, if applicable, as evidenced by an opinion of counsel to the Holder (which opinion is reasonably acceptable to the Obligor both as to the issuer and the content thereof); or (ii) the date on which the Obligor sells, assigns or otherwise disposes of, for consideration, any interest in any share of capital stock, or any warrant, option or other security exercisable, redeemable or otherwise convertible for or into shares of capital stock, issued by Princeton Video Image, Inc. that is held by him.

         7. Events of Default. The entire unpaid principal amount of this Note, together with all accrued interest thereon, shall, at



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the option of the Holder exercised by written notice to the Obligor, forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice:

                  (a) if default shall be made in the due and punctual payment of principal of and/or interest on this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and such default shall have continued for a period of five days;

                  (b) if default shall be made in the performance or observance of any of the covenants, agreements or conditions of the Obligor contained in
(i) this Note as such may be amended from time to time, or (ii) the Pledge Agreement as such may be amended from time to time, and such default shall have continued for a period of ten days after written notice to the Obligor from the Holder;

                  (c) if the Obligor shall:

                      (i) admit in writing his inability to pay his debts generally as they become due;

                      (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

                      (iii) make an assignment for the benefit of creditors;

                      (iv) consent to the appointment of a receiver of the whole or any substantial part of his property;

                      (v) on a petition in bankruptcy filed against him, be adjudicated a bankrupt; or

                      (vi) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                  (d) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or any substantial part of his property, and such order, judgment or decree shall not be vacated or set aside or stayed within 90 days after the date of entry thereof; or


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                  (e) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of his property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control.

         8. Remedy. In case any one or more of the Events of Default specified in Section 7 hereof shall have occurred and be continuing, the Holder's sole remedy shall be to sell the Pledged Collateral in the manner set forth in
Section 11(a) of the Pledge Agreement and apply the proceeds from such sale to the payment of the unpaid principal of this Note and the interest accrued thereon. The Obligor's liability to pay this Note is limited to the value of the Pledged Collateral. In no event shall the Obligor be personally liable for any deficiency resulting from the sale of the Pledged Collateral, nor shall any action or proceeding in any event be brought by the Holder against the Obligor to recover a personal judgment against him upon this Note or upon the Pledge Agreement. Any surplus proceeds from the sale of the Pledged Collateral remaining after payment in full of this Note shall be paid over to the Obligor.

         9. Severability. In the event that one or more of the provisions of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10. Governing Law. This Note and the rights and obligations of the Obligor and the Holder shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed entirely within such State.


                                               /s/ Samuel A. McCleery
                                               ----------------------
                                               Samuel A. McCleery



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STATE OF NEW JERSEY                  )
                                     )SS:
COUNTY OF MERCER                     )


         I certify that on December 22, 1997, Samuel A. McCleery personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed this Note; and
         (b) signed, sealed and delivered this Note as his act and deed.


                                                 /s/ Colleen C. Conrad
                                                 ---------------------
                                                 Notary Public

                                                 Colleen C. Conrad
                                                 A Notary Public of New Jersey
                                                 My Commission Expires 4/01/2001

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